SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission on Only (as permitted by
           Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11c or
           Section 240.14a-12

                            W W CAPITAL CORPORATION
                            -----------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                 -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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      (1) Title of each class of securities to which transaction
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          ____________________________________________________________________

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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
December 10, 2004


Dear Shareholders:

         You are cordially invited to attend our annual meeting of the shareholders of W W Capital Corporation on Friday, January 28, 2005, at 9:30 a.m., at our W W Manufacturing-Thomas plant located on Route 1, Highway 54, Thomas, Oklahoma.

         Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for the year ended June 30, 2004 is also enclosed.

         We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                                     Sincerely,

                                                 /s/ Harold Gleason
                                                     ------------------
                                                     Harold Gleason
                                                     Acting President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 To the Shareholders of W W Capital Corporation

         The annual meeting of shareholders of W W Capital Corporation will be held on Friday, January 28, 2005, at 9:30 a.m., at our W W Manufacturing-Thomas plant located on Route 1, Highway 54, Thomas, Oklahoma, for the following purposes:

         1. Election of five directors to serve until the annual meeting of shareholders for the fiscal year ended June 30, 2005 and until their successors are elected and qualified.

         2. Ratification of the appointment of Brock and Company, CPAs as independent auditors for the fiscal year ended June 30, 2005.

         3. Transaction of other business as may properly come before the meeting.

         The Board of Directors recommends a vote in favor of the nominees for director and a vote in favor of the ratification of the appointment of auditors. Only shareholders of record at the close of business on December 1, 2004 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

         To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                    By Order of the Board of Directors

                                    L.M. "Mick" McCarty
                                    Corporate Secretary

December 10, 2004

                                TABLE OF CONTENTS


Outstanding Shares and Voting Rights.......................................2

Security Ownership of Certain Beneficial Owners and Management.............3

*Election of Directors (Proposal One)......................................4

     General...............................................................4
     Nominations...........................................................4

Information Concerning Directors and Nominees..............................6

     Board Meetings and Compensation.......................................7
     Compensation Committee................................................8
         Report of the Board on Executive Compensation.....................8
              Executive Compensation.......................................8
                  Executive Base Salaries..................................8
                  Performance Incentives...................................8
                  Benefits and Other Compensation..........................9
    Audit Committee   .....................................................9
         Fees of Independent Public Accountants............................10
         Audit Committee Report............................................10
     Compliance With Section 16(a) of the Securities Exchange Act..........11
     Certain Related Transactions..........................................12

Executive Compensation.....................................................12

*Appointment of Independent Public Accountants (Proposal Two)..............13

Other Matters .............................................................13

Additional Information.....................................................13

Shareholder Proposals......................................................14


*Matters to be voted on.

                             W W CAPITAL CORPORATION
                           235 Welch Street, Suite A-4
                            Berthoud, Colorado 80513
                                 (970) 532-2506

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of W W Capital Corporation ("WW" or the "Company") to be held Friday, January 28, 2005, at 9:30 a.m., at our W W Manufacturing-Thomas plant located on Route 1, Highway 54, Thomas, Oklahoma, and at any adjournments thereof ("Annual Meeting"). The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The principal executive offices of the Company are located at 235 Welch Street, Suite A-4, Berthoud, Colorado 80513. The approximate mailing date of the Proxy Statement and the accompanying proxy is December 10, 2004.

The Company will bear the cost of soliciting proxies and will only make solicitations by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may solicit proxies by telephone or by personal calls. The Company may request brokerage houses and nominees to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in doing so.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. A shareholder executing a proxy may revoke it at any time before it is voted by:

        o   notifying the Company in person,
        o   giving written notice to the Company of the revocation of the proxy,
        o   submitting to the Company a subsequently dated proxy, or
        o attending the meeting and withdrawing the proxy before it is voted at the meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on December 1, 2004, will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 2,010,614 shares of its common stock, $0.01 par value ("Common Stock"), each of which is entitled to one vote at the Annual Meeting. Neither the Articles of Incorporation nor the Bylaws of the Company provide for cumulative voting for the election of directors.

Any number of shareholders holding, together, a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting. Ratification of the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing. Votes that are withheld and broker shares that are not voted will not be included in determining the number of votes cast.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth the name and address of, and number and percentage of shares of Common Stock held as of December 1, 2004 (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) by each director and nominee for director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table and (iv) by all of the Company's directors and executive officers as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                              Amount               Percent
Name & Address of Owner               Beneficially Owned(1)       of  Class
-----------------------               ---------------------       ---------
Millard T. Webster                           256,469                12.76%
1003 Central
Dodge City, KS 67801

Jerry R. Beller                              275,000                13.68%
4411 Harding Place
Nashville, TN 37025

Murle F. and Sara R. Webster                 237,226                11.80%
P.O. Box 929
Petersburg, WV 26847

Terry L. Webster                             105,917                 5.27%
1005 E. Canterbury Lane
Springfield, MO 65804

Harold Gleason                                 5,000                 0.25%
115 West Orient
Thomas, OK 73669

A. Randall Kourt                                 -0-                 0%
523 North 4th
Thomas, OK 73660

L.M. "Mick" McCarty                              -0-                 0%
10923 North Rampart Lane
Littleton, CO 80125

Tim Frymire                                      -0-                 0%
Route 1, Box 29
Thomas, OK 73669

Steve D. Zamzow                                  437                 *
4112 Sherman Court
Ft. Collins, Colorado 80525

All of the directors                         261,469             13.00%
and executive officers
of the Company, as a group


*        Denotes less than 1% of class

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations of the Securities and Exchange Commission and include securities as to which the individual or entity has or shares voting or investment power or has the right to acquire voting or investment power within 60 days after December 1, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

PROPOSAL ONE                 ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that members of the Board shall be elected at the Annual Meeting of the Company's Shareholders. All directors of the Company are elected for a term of one year and hold office until the next annual meeting of the Company's shareholders. Directors are elected by a plurality of the shares voted. As required by Nevada law, each share is entitled to one vote per nominee.

Nominations

The Company does not have a separate nominating committee and the Board currently serves this function. The Board makes nominations based upon its belief that candidates for director should have certain minimum qualifications, including:

        o Directors should be of the highest ethical character.
        o Directors should have excellent personal and professional reputations in the Company's market areas.
        o Directors  should be accomplished in their professions or careers.
        o Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.
        o Directors must be willing and able to expend the time to attend meetings of the Board and to serve on Board committees.
        o The Board will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of the Company.
        o Directors must be at least 21 years of age.

The Board reserves the right to modify these minimum qualifications from time to time.

The process of the Board for identifying and evaluating nominees shall be as follows: In the case of incumbent directors whose terms are set to expire, the Board shall consider the directors' overall service to the Company during their term, including such factors as the number of meetings attended, the level of participation and quality of performance. For new director candidates, the Board shall use its network of contacts in Company's market areas to compile a list of potential candidates. The Board then shall meet to discuss each candidate and whether he or she meets the criteria set forth above. The Board shall discuss each candidate's qualifications and chooses a candidate by majority vote.

The Board will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. Any stockholder recommendation of a potential director nominee proposed for consideration by the Board should include the potential director nominee's name and qualifications for Board membership, and should be addressed to:

Secretary
W W Capital Corporation
235 Welch Street, Suite A-4
Berthoud, Colorado 80513

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following table sets forth information concerning the Company's nominees for election to the Board. All of the nominees were nominated by the Board and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

------------------------------------------------------------------------------
                                    Director
Name                         Age     Since          Principal Occupation
------------------------------------------------------------------------------

Harold Gleason(1)            54      2001      President and CEO of Thomas
                                               Publishing Company

Millard T. Webster           56      1988      Head of Special Sales Division of
                                               W-W Manufacturing Co., Inc.

L.M. "Mick" McCarty(1)(2)    70      2001      Founder of McCarty and Associates

A. Randall Kourt(1)(2)       62      2001      President of Thomas Drug, Inc.

Tim Frymire(1)(2)            47      2004      Farmer and rancher

___________________________________
(1)  Member of Audit Committee
(2)  Independent Director

HAROLD GLEASON has been a director of the Company since 2001 and currently serves as Chairman, acting President and Chief Executive Officer. Since 1972, Mr. Gleason has been the president and CEO of Thomas Publishing Company, which owns The Thomas Tribune, a newspaper published in Thomas, Oklahoma. Mr. Gleason also has a ranching operation that includes raising, showing, and marketing registered Hereford cattle on a national basis. In 1986, Mr. Gleason purchased a small insurance agency and began operating The Gleason Agency, which provides full line coverage. The Gleason Agency has grown to be the largest insurance agency in the area. Mr. Gleason graduated from Southwestern Oklahoma State University in 1971 with Bachelor of Science degrees in Business Administration and Journalism. Mr. Gleason has served as Chairman of the Thomas Economic Development Authority since 1986.

MILLARD T. WEBSTER became a director of the Company in 1988 and has been employed by the Company's subsidiary, W-W Manufacturing Co., Inc. since 1962, where he has served as a piecework production foreman, production manager, Vice President and President. Mr. Webster is currently in charge of the special sales division located in Dodge City, Kansas. Mr. Webster graduated from Evangel College, Springfield, Missouri in 1970 with a bachelor's degree in business administration.

L.M. "MICK" McCARTY became a director of the Company in 2001. Since 1981 Mr. McCarty has been a farm/ranch real estate broker and owner of McCarty and Associates. Additionally, he is vice-president of BOMAC Energy Performance Systems, a marketing firm for a walking beam compressor that enhances production of marginal oil wells. Mr. McCarty is past Region 10 vice president, director and membership drive chairman for Club 20, a consulting broker for the Registry of Million Dollar Properties, executive secretary of the Colorado Livestock Marketing Association, advertising and public manager of International Beef Breeders and regional sales manager for Murphy Products Company, a livestock additive company. Mr. McCarty graduated from the University of Arizona in 1959 with a Bachelor of Animal Science degree and a minor in Agricultural Economics. He was a member of Alpha Zeta, a men's honorary agricultural fraternity, a member of Phi Delta Theta Fraternity and National President of the Intercollegiate Rodeo Association.

A. RANDALL KOURT became a director of the Company in 2001. Mr. Kourt has been the president of Thomas Drug, Inc. for over thirty years. Thomas Drug, Inc. currently operates six stores in Oklahoma. Mr. Kourt also owns MKM Apartments of Thomas. In addition to retail and real estate experience, Mr. Kourt has served on the Baptist Retirement Centers of Oklahoma board of directors for three years, and has been Chairman of the Board for the last year. Mr. Kourt graduated with Bachelor of Science in Pharmacy and Bachelor of Arts in Chemistry degrees from Southwestern Oklahoma State University in Weatherford, Oklahoma.

TIM FRYMIRE became a director of the Company in 2004. Mr. Frymire has run a successful farming and ranching operation in Thomas, Oklahoma since 1982. As an outgrowth of his farming and ranching experience, in 2002, Mr. Frymire became involved in the farm equipment business and currently works with a large clientele throughout western Oklahoma. Mr. Frymire is currently serving his second term on the board of directors for Custer Farmers Coop Association, and serves as treasurer and a member of the board for his local church.

          THE BOARD APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND
                    RECOMMENDS A VOTE "FOR" THEIR ELECTION.

Board Meetings and Compensation

The Board met 4 times during the fiscal year ended June 30, 2004. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Outside directors were paid $100 for each meeting of the Board or committee thereof attended, and all members of the Board were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a director. In the past the Company has granted non-discretionary stock options to purchase up to 10,000 shares of the Company's Common Stock to each of its outside directors annually. This amount was prorated based on the number of meetings each director attended. However, during the fiscal year ended June 30, 2004, no non-discretionary stock options were granted to outside directors.

Compensation Committee

For the fiscal year ended June 30, 2004, the Board did not have a compensation committee. Executive compensation, including compensation for our President and Chief Executive Officer, is determined by the Board in its entirety, based on each executive's responsibilities and the executive compensation philosophy determined by the Board. Steve Zamzow, our former President and Chief Executive Officer, served on the Board until his resignation on August 10, 2004, and during that period participated in the deliberations of our Board concerning executive officer compensation. None of our executive officers served at any time during our fiscal year ended June 30, 2004, on the board of directors or compensation committee (or committee performing equivalent functions) of any other entity one of whose executive officers served on our Board.

Report of the Board on Executive Compensation

Executive Compensation

Our executive compensation philosophy is to provide competitive levels of compensation by recognizing the need for multi-discipline management responsibilities, achievement of our Company's overall performance goals and individual initiative and achievement. Management compensation is intended to be set at levels that we believe are consistent with that provided by comparable companies. Our Company's compensation programs are designed to motivate executive officers to meet annual corporate performance goals. Our Company's executive compensation has three major components: base salary, performance incentive (or bonuses), and other compensation.

Executive Base Salaries

Base salaries are determined by evaluating the various responsibilities for the position held, the experience of the individual and by comparing compensation levels for similar positions at companies within our principal industry. We review our executives' base salaries and determine increases (or decreases) based upon an officer's contribution to corporate performance, current economic trends and competitive market conditions.

Performance Incentives

We utilize performance incentives based upon criteria relating to performance in special projects undertaken during the past fiscal year, contribution to the development of new products, marketing strategies, manufacturing efficiencies, revenues, income and other operating goals, and where appropriate, to augment the base salaries received by executive officers.

Benefits and Other Compensation

Our Company offers health insurance and retirement benefits to its executive officers that are similar to the benefits offered to all of its employees.

                                        Respectfully submitted
                                            Harold Gleason.
                                            A. Randall Kourt
                                            Tim Frymire
                                            L.M. "Mick" McCarty
                                            Millard T. Webster

Audit Committee

The Company also has an Audit Committee, which currently consists of Harold Gleason, A. Randall Kourt, Tim Frymire and L.M. "Mick" McCarty. The Audit Committee met four times during the year ended June 30, 2004. Responsibilities of the Audit Committee are discussed below under "Audit Committee Report." The Board has adopted a written charter for the Audit Committee, which is attached to this proxy statement as an appendix. All members of the Audit Committee have been deemed by the Board to be financially literate. With the exception of Mr. Gleason, who took over as the Company's acting President and CEO following the resignation of our former President and CEO in August, 2004, all remaining members of the Audit Committee are independent as that term is defined under Nasdaq rules. During the fiscal year ended June 30, 2004, the Audit Committee did not have as one of its members an "audit committee financial expert" as defined by rules adopted under the Securities Act of 1933, as amended. Because the Company operates in substantially rural areas, the availability of potential directors, and especially directors who may qualify as an audit committee financial expert and still meet the independence requirements of a member of the Audit Committee is limited. The Company believes that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Audit Committee also has authority to engage legal counsel, other experts or consultants, as it deems appropriate, to carry out its responsibilities. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. As a result, the Company has not designated one individual as an "audit committee financial expert." That said, the Board is actively searching for an outside person to serve on the Audit Committee and to qualify as an audit committee financial expert.

Fees of Independent Public Accountants

         The following fees were paid to Brock and Company, CPAs, the Company's certified public accountants, for services provided to the corporation for the fiscal years ending June 30, 2004 and 2003.

                                       2004                     2003
                                   Fees    Percentage       Fees    Percentage
                                 -------   ----------     -------   ----------
          Audit Fees             $33,500      72.9        $27,500      70.9
          Audit Related Fees      12,469      27.1         11,274      29.1
                                  ------   ----------     -------   ----------
          Total:                 $45,969       100%       $38,774     100%

A description of these fees is as follows:

        o Audit Fees: Audit fees consist of charges billed for professional services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements. Such services are rendered for the audit of the Company's consolidated financial statements.

        o Audit Related Fees: Audit related fees consist of charges for professional services by our auditors in connection with reviews of the financial statements included in our quarterly reports on Form 10-Q.

         The Audit Committee of the Board believes that the non-audit services provided by Brock and Company, CPAs are compatible with maintaining the auditor's independence. The Audit Committee charter requires that the Audit Committee pre-approve all services performed by the independent auditors. All of the services described for which Brock and Company CPAs billed the Company for the fiscal year ended June 30, 2004, were pre-approved by the Company's Audit Committee. For the fiscal year ended June 30, 2004, the Company's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Company by Brock and Company, CPAs.

Audit Committee Report

The Audit Committee's primary responsibility falls into three broad categories.

         (1) The Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company's management, including discussion with management and the Company's outside auditors about financial statements, key accounting practices, and reporting.

         (2) The Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

         (3) The Audit Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditing program.

The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with maintaining the auditors' independence.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                                         Audit Committee
                                            Harold Gleason.
                                            A. Randall Kourt
                                            Tim Frymire
                                            L.M. "Mick" McCarty


Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the Company's equity securities, to file reports of holdings and transactions in Company shares with the SEC. Based on our records and other information, for the fiscal year ended June 30, 2004, all Directors and executive officers met all applicable SEC filing requirements under Section 16(a), except that Steve D. Zamzow and Millard
T. Webster each failed to timely file an Annual Statement of Beneficial Ownership of Securities on Form 5, and Harold Gleason, Randall Kourt, L.M. "Mick" McCarty, Jerry R. Beller and Murle F. and Sara R. Webster each failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3 and/or an Annual Statement of Beneficial Ownership of Securities on Form 5.

Certain Related Transactions

On June 30, 1989, W-W Land & Cattle, a partnership owned by Millard T. Webster, a director of the Company, Mickey J. Winfrey, a former officer of the Company and Terry L. Webster, a brother of Mr. Millard T. Webster and Ms. Winfrey, executed a promissory note for the amount of $96,424 in favor of the Company's subsidiary, W-W Manufacturing Co., Inc. Interest was payable annually at 9% per annum and the principal was due on demand. On June 30, 1993, Ms. Winfrey satisfied her obligations under this note by paying to the Company the amount of $11,361. As of June 30, 2004, $19,812 remained payable under this note by Millard T. Webster and Terry L. Webster.


                             EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth the compensation of the Chief Executive Officers of the Company for the last three years. No other officer received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2004.

                           Summary Compensation Table
--------------------------------------------------------------------------------
                                                                     Other
Name and                                 Annual Compensation     Compensation(1)
                                   ----------------------------  ---------------
Principal Position                 Year    Salary($)    Bonus($)      ($)
---------------------------------------------------------------  ---------------
Steve D. Zamzow                    2004  $ 119,493    $  5,000    $  9,166
     Former President,             2003    119,452           0       9,166
     Chief Executive Officer and   2002    119,403       3,600       6,875
     Director of the Company(2)
------------------------

        (1) Includes accrued vacation and compensated absences earned in prior years and paid during the fiscal years ended June 30, 2004, 2003 and 2002.

        (2) Mr. Zamzow resigned his position with the Company on August 10, 2004.

PROPOSAL TWO               APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

Brock and Company, CPAs, of Ft. Collins, Colorado, was the Company's auditor for the fiscal year ended June 30, 2004 and is being recommended to the Company's shareholders for appointment as the auditor for the fiscal year ended June 30, 2005. A representative of Brock and Company, CPAs is not expected to attend the Annual Meeting and therefore will not have the opportunity to make a statement or to respond to appropriate questions from shareholders.


                   The Board recommends that shareholders vote
                               "FOR" Proposal Two.

                                  OTHER MATTERS

The Board is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting of Shareholders; however, if any other matters properly come before the Annual Meeting of Shareholders, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

Interested shareholders may obtain without charge a copy of the Company's Form 10-K, as filed with the Securities and Exchange Commission, upon written request to Michael Dick, Chief Financial Officer, W W Capital Corporation, 235 Welch Street, Suite A-4, Berthoud, Colorado 80513.

                              SHAREHOLDER PROPOSALS

Shareholder proposals for the Annual Meeting of Shareholders for the fiscal year ended June 30, 2005 must be submitted to the Company (directed to the attention of the Company's Secretary) by August 13, 2005 to receive consideration for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the fiscal year ended June 30, 2005. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8.

In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal (other than nominations for directors) to be submitted outside the Rule 14a-8 process for consideration at the Company's Annual Meeting of Shareholders for the fiscal year ended June 30, 2005 is October 14, 2005. As to all such matters which the Company does not have notice on or prior to October 14, 2005, discretionary authority shall be granted to the persons designated in the Company's proxy related to the Annual Meeting of Shareholders for the fiscal year ended June 30, 2005 to vote on such proposal.

                                     By Order of the Board of Directors

                                     L.M. "Mick" McCarty
                                     Corporate Secretary


December 10, 2004

                                                                    APPENDIX 1.1

                             WW CAPITAL CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose
-------

         There shall be a committee of the board of directors (the "Board") to be known as the Audit Committee. The Audit Committee's purpose is to:

         (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

         (B) prepare an Audit Committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

Composition
-----------

         The Audit Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The NASDAQ Stock Market (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(l) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairperson of the Audit Committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority
---------------------------------------

         The specific responsibilities and authority of the Audit Committee shall be as follows:

         (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee;

         (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

         (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

         (D) receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

         (E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

         (F) at least annually, obtain and review a report by the independent auditor describing the firm's internal qua1ity-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

         (G) discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

         (H) meet separately, periodically, with management and with the Company's independent auditors to discuss the quality and adequacy of the Company's internal financial controls and other matters;

         (I) report regularly to the Board;

         (J) make an annual performance evaluation of the audit committee;

         (K) review and reassess annually the adequacy of the audit committee's charter; and

         (L) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

General Comments
----------------

         While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the Audit Committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; including analyses of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements; (C) the effect or regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

Meetings
--------

         The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the Audit Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Audit Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation
----------

         Any duties and responsibilities of the Audit Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the Audit Committee.

Limitations
-----------

         The Audit Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statement or the auditing of the Company's financial statements. The members of the Audit Committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Audit Committee described in this charter. The review of the financial statements by the Audit Committee is not of the same character or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

PROXY                        WW CAPITAL CORPORATION                       PROXY
                           235 Welch Street, Unit A-4
                            Berthoud, Colorado 80513

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Harold Gleason and L.M. "Mick" McCarty as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of WW Capital Corporation, as held of record by the undersigned on December 1, 2004, at the annual meeting of stockholders to be held on January 28, 2005, or any adjournment thereof.

1. ELECTION OF DIRECTORS

|_| FOR all nominees listed below (except as marked to the contrary below)

|_| WITHHOLD AUTHORITY to vote for all nominees listed below

        Harold Gleason          Millard T. Webster      L.M. "Mick" McCarty
                   A. Randall Kourt           Tim Frymire

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

           -----------------------------------------------------------


2. PROPOSAL to ratify the appointment of Brock and Company, CPAs as the independent Certified Public Accountants of the corporation.

        |_| FOR               |_| AGAINST          |_| ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                           (Continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 & 2.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                Date: _____________________________, 200_______


                                _______________________________________________
                                                  Signature

                                _______________________________________________
                                            Signature if held jointly

                               If a corporation, please sign in full corporate name by President or other authorized officer.
                               If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return this proxy promptly by using the enclosed postage prepaid envelope.